Exhibit 32

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Report") of Denbury Resources Inc. ("Denbury") as filed with the Securities and Exchange Commission on November 12, 2003, each of the undersigned, in his capacity as an officer of Denbury, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Denbury.




                                                /s/ Gareth Roberts
Dated:  November 12, 2003         ----------------------------------------------
                                                    Gareth Roberts
                                           President and Chief Executive Officer



                                               /s/ Phil Rykhoek
Dated:  November 12, 2003         ----------------------------------------------
                                                Phil Rykhoek
                                  Sr. Vice President and Chief Financial Officer



This certification made in accordance with Section 906 of the Sarbanes-Oxley Act of 2002 accompanies the Quarterly Report on Form 10-Q of Denbury for the quarter ended September 30, 2003. This certification shall not be deemed filed by Denbury for purposes of Section 18 of the Securities and Exchange Act of 1934.